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                          VAN KAMPEN AMERICAN CAPITAL
                                  UTILITY FUND
           SUPPLEMENT DATED AUGUST 11, 1997, TO THE PROSPECTUS DATED
       OCTOBER 28, 1996, AS PREVIOUSLY SUPPLEMENTED ON NOVEMBER 1, 1996,
             JANUARY 2, 1997, FEBRUARY 11, 1997 AND AUGUST 4, 1997

     The section of the Prospectus entitled "Investment Advisory Services -- Portfolio Management" is hereby amended with the following:

          Effective August 6, 1997, James Behrmann has assumed the primary responsibility for the day-to-day management of the Fund's portfolio, with the assistance of Christine Drusch.

          Since 1984, Mr. Behrmann has been primarily responsible for managing the Van Kampen American Capital Harbor Fund. He has been Vice President of Van Kampen American Capital Asset Management, Inc. since August 1985 and Vice President of Van Kampen American Capital Investment Advisory Corp. since June 1995.

          Since July of 1991, Ms. Drusch has assisted with the management of Van Kampen American Capital Harbor Fund and Van Kampen American Capital Convertible Securities Fund. Prior to joining Van Kampen American Capital, she was an assistant Portfolio Manager with Variable Annuity Life Insurance Co.